    As filed with the Securities and Exchange Commission on August 4, 1999


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------

                         AFFILIATED MANAGERS GROUP, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                                      04-3218510
(State of incorporation)                 (I.R.S. Employer Identification Number)

                       TWO INTERNATIONAL PLACE, 23RD FLOOR
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 747-3300
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                         AFFILIATED MANAGERS GROUP, INC.
                              AMENDED AND RESTATED
                      1997 STOCK OPTION AND INCENTIVE PLAN
                            (Full Title of the Plan)

                      ------------------------------------


                                 WILLIAM J. NUTT
                       PRESIDENT, CHIEF EXECUTIVE OFFICER
                            AND CHAIRMAN OF THE BOARD
                         AFFILIATED MANAGERS GROUP, INC.
                       TWO INTERNATIONAL PLACE, 23RD FLOOR
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 747-3300

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                          ----------------------------

                                 With copies to:
                           Martin Carmichael III, P.C.
                           Elizabeth Shea Fries, Esq.
                           GOODWIN, PROCTER & HOAR LLP
                                 Exchange Place
                                 53 State Street
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                          -----------------------------


                         CALCULATION OF REGISTRATION FEE


 TITLE OF SECURITIES BEING          AMOUNT TO BE        PROPOSED MAXIMUM OFFERING  PROPOSED MAXIMUM AGGREGATE       AMOUNT OF
         REGISTERED                  REGISTERED              PRICE PER SHARE             OFFERING PRICE         REGISTRATION FEE
----------------------------  ----------------------    -------------------------  --------------------------  -------------------
Common Stock, par value $.01    1,500,000 shares (1)           $29.09375(2)               $43,640,625                $12,133
per share
----------------------------  ----------------------    -------------------------  --------------------------  -------------------
----------------------------  ----------------------    -------------------------  --------------------------  -------------------

(1) Plus such additional number of shares as may be issued pursuant to the Affiliated Managers Group, Inc. Amended and Restated 1997 Stock Option and Incentive Plan in the event of a stock dividend, stock split, split-up, recapitalization or other similar event.

(2) This estimate is based on the average of the high and low sales prices on the New York Stock Exchange of the Common Stock of Affiliated Managers Group, Inc. on July 29, 1999 pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended, solely for purposes of determining the registration fee.





--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The contents of the Registration Statement on Form S-8 filed by Affiliated Managers Group, Inc. with the Securities and Exchange Commission (File No. 333-72967) pursuant to the Securities Act of 1933, as amended, on February 25, 1999, including the exhibits thereto, are incorporated by reference into this Registration Statement.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on August 4, 1999.

                                      AFFILIATED MANAGERS GROUP, INC.


                                      By: /s/ Darrell W. Crate
                                          --------------------------------
                                          Name:  Darrell W. Crate
                                          Title: Senior Vice President
                                                   and Chief Financial Officer


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Affiliated Managers Group, Inc., hereby severally constitute William J. Nutt, Sean M. Healey and Nathaniel Dalton, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement filed herewith and any and all amendments to said registration statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Affiliated Managers Group, Inc. to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

              SIGNATURE                                   CAPACITY                                     DATE
              ---------                                   --------                                     ----


/s/ William J. Nutt                         President, Chief Executive Officer                   July 30, 1999
-----------------------------------         and Chairman of the Board of Directors
William J. Nutt                             (Principal Executive Officer)



/s/ Darrell W. Crate                        Senior Vice President and Chief                      July 30, 1999
-----------------------------------         Financial Officer (Principal Financial
Darrell W. Crate                            and Principal Accounting Officer)


/s/ Richard E. Floor                        Director                                             July 30, 1999
-----------------------------------
Richard E. Floor


/s/ P. Andrews McLane                       Director                                             July 30, 1999
-----------------------------------
P. Andrews McLane


/s/ John M. B. O'Connor                     Director                                             July 30, 1999
-----------------------------------
John M. B. O'Connor


/s/ William F. Weld                         Director                                             July 30, 1999
-----------------------------------
William F. Weld


                                  EXHIBIT INDEX


EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------

      5.1           Opinion of Goodwin, Procter & Hoar  LLP as to the legality of the securities being registered

     23.1           Consent of Goodwin, Procter & Hoar  LLP (included in Exhibit 5.1)

     23.2           Consent of PricewaterhouseCoopers LLP

     24.1           Powers of Attorney (included on page 3 of this registration statement)